    As filed with the Securities and Exchange Commission on August 30, 1999


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                August 22, 1999


              Exact name of Registrant as specified
Commission    in its charter, address of principal    State of      I.R.S. Employer
File No.      executive offices, telephone number   Incorporation  Identification No.

1-8349        FLORIDA PROGRESS CORPORATION          Florida                59-2147112
              One Progress Plaza
              St. Petersburg, Florida 33701
              Telephone (727) 824-6400

1-3274        FLORIDA POWER CORPORATION             Florida                59-0247770
              One Progress Plaza
              St. Petersburg, Florida 33701
              Telephone (727) 820-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events
----------------------

          On August 22, 1999, Carolina Power & Light Company ("CP&L"), Florida Progress Corporation (the "Company"), and CP&L Holdings, Inc. ("Holdco") entered into and Agreement and Plan of Exchange, dated as of August 22, 1999 (the "Exchange Agreement"). The Exchange Agreement provides, among other things, that upon the effective time of the transactions contemplated therein, all of the common stock, no par value, of the Company, including the associated Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Shareholder Rights Agreement, dated as of November 21, 1991, between the Company and Manufacturers Hanover Trust Company (the "Rights Agreement"), as amended by Amendment to Rights Agreement, dated February 20, 1997, between the Company and The First National Bank of Boston (the "First Amendment"), shall be exchanged for cash and shares of the common stock, no par value, of Holdco (the "Exchange").

          In connection with the Exchange Agreement, the Company executed a Second Amendment to Shareholder Rights Agreement, dated as of August 22, 1999, between the Company and BankBoston, N.A. (the "Second Amendment"). The Second Amendment provides, among other things, that (i) neither CP&L nor Holdco will become an "Acquiring Person" (as such term is defined in the Rights Agreement) as a result of its execution of the Exchange Agreement or the consummation of the Exchange, (ii) the Rights will expire immediately prior to the effective time of the Exchange, and (iii) the Exchange will not cause the occurrence of a Triggering Event (as such term is defined in the Rights Agreement).

     A more detailed summary of the terms of the Exchange Agreement is contained in the combined Florida Progress and Florida Power Current Report on Form 8-K dated August 23, 1999, that was filed with the Securities and Exchange Commission on August 24, 1999. Attached hereto as Exhibits 2 and 4, respectively, are copies of (a) the Exchange Agreement, including Exhibit A thereto (the Plan of Share Exchange of Shares of the Company for Shares of Holdco), and (b) the Second Amendment. The other schedules and exhibits to the Exchange Agreement are omitted in accordance with the instructions to Item 601(b)(2) of Regulation S-K. Such schedules and exhibits are referenced in the Exchange Agreement, and the Company hereby undertakes to supply the Securities and Exchange Commission supplementally with a copy of any such schedules or exhibits upon request.

     The materials filed as exhibits hereto contain forward-looking statements within the meaning of the safe harbor provisions of the Securities Exchange Act of 1934 (the "Exchange Act"), including statements regarding the operations of the Company and Florida Power during the interim period between the execution of the Exchange Agreement and the consummation of the transactions contemplated thereby. The forward-looking statements are subject to various risks and uncertainties. Discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations may include factors that are beyond the ability of the Company, Florida Power or CP&L to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and the actions of Federal and state regulators. Other factors include, but are not limited to, actions in the financial markets, weather conditions, economic conditions in the service territory of Florida Power and CP&L, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. Other risk factors are detailed from time to time in the reports under the Exchange Act and the Securities Act of 1933 of the Company, Florida Power and CP&L.


Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

    c)    Exhibits
          --------

          Number  Exhibit
          ------  -------
            2 Agreement and Plan of Exchange by and among Carolina Power & Light Company, Florida Progress Corporation and CP&L Holdings, Inc., dated as of August 22, 1999
            4 Second Amendment to Shareholder Rights Agreement dated as of August 22, 1999, between Florida Progress Corporation and BankBoston, N.A.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FLORIDA PROGRESS CORPORATION

                              FLORIDA POWER CORPORATION

                              By: /s/ Pamela A. Saari
                                 --------------------------------
                              Pamela A. Saari

                              Treasurer of each Registrant



Date: August 30, 1999

                                 EXHIBIT INDEX



Exhibits
--------

     Number    Description of Exhibit
     ------    ----------------------

     2    Agreement and Plan of Exchange by and among Carolina Power & Light
Company, Florida Progress Corporation and CP&L Holdings, Inc., dated as of August 22, 1999

     4    Second Amendment to Shareholder Rights Agreement dated as of August
22, 1999, between Florida Progress Corporation and BankBoston, N.A.